Exhibit 99.2

Certification Pursuant To

18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report of Imation Corp. (the “Company”) on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert L. Edwards, Senior Vice President, Chief Financial Officer, and Chief Administrative Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT L. EDWARDS

______________________________________________________
Robert L. Edwards
Senior Vice President,
Chief Financial Officer and
Chief Administrative Officer

March 14, 2003